TO THE BOARD OF TRUSTEES OF IDEX II SERIES FUND

IN PLANNING AND PERFORMING OUR AUDIT OF THE FINANCIAL
STATEMENTS OF IDEX
II SERIES FUND (THE "FUND") FOR THE YEAR ENDED SEPTEMBER 30,
1995, WE
CONSIDERED ITS INTERNAL CONTROL STRUCTURE, INCLUDING
PROCEDURES FOR
SAFEGUARDING SECURITIES, IN ORDER TO DETERMINE OUR AUDITING
PROCEDURES
FOR THE PURPOSE OF EXPRESSING OUR OPINION ON THE FINANCIAL
STATEMENTS
AND TO COMPLY WITH THE REQUIREMENTS OF FORM N-SAR, AND NOT
TO PROVIDE
ASSURANCE ON THE INTERNAL CONTROL STRUCTURE.

THE MANAGEMENT OF THE FUND IS RESPONSIBLE FOR ESTABLISHING
AND MAINTAINING AN
INTERNAL CONTROL STRUCTURE.  IN FULFILLING THIS
RESPONSIBILITY, ESTIMATES AND
JUDGEMENTS BY MANAGEMENT ARE REQUIRED TO ASSESS THE EXPECTED
BENEFITS AND
RELATED COSTS OF INTERNAL CONTROL STRUCTURE POLICIES AND
PROCEDURES.  TWO OF
THE OBJECTIVES OF AN INTERNAL CONTROL STRUCTURE ARE TO
PROVIDE MANAGEMENT WITH
REASONABLE, BUT NOT ABSOLUTE, ASSURANCE THAT ASSETS ARE
APPROPRIATELY
SAFEGUARDED AGAINST LOSS FROM UNAUTHORIZED USE OR
DISPOSITION AND THAT
TRANSACTIONS ARE EXECUTED IN ACCORDANCE WITH MANAGEMENT'S
AUTHORIZATION AND
RECORDED PROPERLY TO PERMIT PREPARATION OF FINANCIAL
STATEMENTS IN CONFORMITY
WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

BECAUSE OF INHERENT LIMITATIONS IN ANY INTERNAL CONTROL
STRUCTURE, ERRORS OR
IRREGULARITIES MAY OCCUR AND MAY NOT BE DETECTED.  ALSO,
PROJECTION OF ANY
EVALUATION OF THE STRUCTURE TO FUTURE PERIODS IS SUBJECT TO
THE RISK THAT IT
MAY BECOME INADEQUATE BECAUSE OF CHANGES IN CONDITIONS OR
THAT THE
EFFECTIVENESS OF THE DESIGN AND OPERATION MAY DETERIORATE.

OUR CONSIDERATION OF THE INTERNAL CONTROL STRUCTURE WOULD
NOT NECESSARILY
DISCLOSE ALL MATTERS IN THE INTERNAL CONTROL STRUCTURE THAT
MIGHT BE MATERIAL
WEAKNESSES UNDER STANDARDS ESTABLISHED BY THE AMERICAN
INSTITUTE OF CERTIFIED
PUBLIC ACCOUNTANTS.  A MATERIAL WEAKNESS IS A CONDITION IN
WHICH THE DESIGN OR
OPERATION OF THE SPECIFIC INTERNAL CONTROL STRUCTURE
ELEMENTS DOES NOT REDUCE
TO A RELATIVELY LOW LEVEL THE RISK THAT ERRORS OR
IRREGULARITIES IN AMOUNTS
THAT WOULD BE MATERIAL IN RELATION TO THE FINANCIAL
STATEMENTS BEING AUDITED
MAY OCCUR AND NOT BE DETECTED WITHIN A TIMELY PERIOD BY
EMPLOYEES IN THE NORMAL
COURSE OF PERFORMING THEIR ASSIGNED FUNCTIONS.

HOWEVER, WE NOTED NO MATTERS INVOLVING THE INTERNAL
STRUCTURE, INCLUDING
PROCEDURES FOR SAFEGUARDING SECURITIES, THAT WE CONSIDER TO
BE MATERIAL
WEAKNESSES AS DEFINED ABOVE AS OF SEPTEMBER 30, 1995.

THIS REPORT IS INTENDED SOLELY FOR THE INFORMATION AND USE
OF MANAGEMENT AND
THE SECURITIES AND EXCHANGE COMMISSION.

PRICE WATERHOUSE LLP
KANSAS CITY, MISSOURI
NOVEMBER 17, 1995